                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) October 25, 2005

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

425 N. Martingale Road, Schaumburg, Illinois                  60173
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (630)753-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

On October 25, 2005 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended September 30, 2005, which are attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  November 2, 2005                By: /s/John V Mulvaney, Sr.
                                              -----------------------------
                                              John V Mulvaney, Sr.
                                              Vice President and Controller

--------------------------------------------------------------------------------

                                FORM 8-K

                             EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #88, Series 1998-1
               made available on October 25, 2005

20.1 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #88

20.2           Monthly Servicer and Settlement Certificate #27, Series 2003-1
               made available on October 25, 2005

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #27

20.3           Monthly Servicer and Settlement Certificate #16, Series 2004-1
               made available on October 25, 2005 and Monthly Servicer and settlement Certificate #8, Series 2005-1 made available on
               October 25, 2005

20.3 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #16

20.3 (B)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #8

20.4           Dealer Note Master Trust Series Data for the October 25, 2005
               Distribution Date

====================================================================================================================================

                                                        EXHIBIT 20.1

                                  MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 88
                                               DEALER NOTE MASTER TRUST
                                                 CLASS A, DEALER NOTE
                                              ASSET BACKED CERTIFICATES,
                                                      SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 25, 2005, the Transfer Date of October 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2005 and the Distribution Period ended October 24, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.
Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

         1 NFC is Servicer under the Agreement.

         2 The undersigned is a Servicing Officer.

         3 Master Trust Information.

       3.1 The amount of the Advance, if any, for the Due Period                                                   269,764.61

       3.2 The amount of ITEC Finance Charges for the Due Period                                                 3,767,196.68

       3.3 The average daily balance of Dealer Notes outstanding during the Due Period                       1,218,241,789.98

       3.4 The total amount of Advance Reimbursements for the Due Period                                                 0.00

       3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period                         417,918,430.55

       3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust                        439,346,075.32
           during the Due Period

       3.7 The amount of the Servicing Fee for the Due Period                                                    1,033,695.01

       3.8 The average daily Master Trust Seller's Interest during the Due Period                              162,036,666.67

       3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
           effect to the transactions set forth in Article IV of the Supplement)                               168,820,000.00

      3.10 The aggregate amount of Collections for the Due Period                                              490,541,112.98

      3.11 The aggregate amount of Finance Charge Collections for the Due Period                                 8,133,261.35

      3.12 The aggregate amount of Principal Collections for the Due Period                                    482,407,851.63

      3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                              0.00

      3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period                         1,240,433,994.83

      3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
           of the Agreement)                                                                                    64,489,421.08

      3.16 Eligible Investments in the Excess Funding Account:

           a.  The aggregate amount of funds invested in Eligible Investments as of the
               end of the Due Period                                                                            64,386,005.17

           b.  Description of each Eligible Investment:                                     JP Morgan Prime Money Market Fund

           c.  The rate of interest applicable to each such Eligible Investment                                         3.49%

           d.  The rating of each such Eligible Investment                                                           AAAm/Aaa

      3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
           as of the end of the Due Period                                                                      17,546,099.14

      3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

           i)       Chicago International
           ii)      Truck King Intl Sls-Svc
           iii)     Lee-Smith Inc
           iv)      Tx Trk Cntrs of Hous
           v)       Southland Intl Trks

      3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
           as a percentage of the total principal amount outstanding, as of the end of the Due Period                  0.09%

      3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
           in Article IV of the Supplement) established on 7/10/03 for the benefit of the                         103,367.01
           Master Trust Certificateholders.

      3.21 Eligible Investments in the Servicer Transition Fee Account:

           a.  The aggregate amount of funds invested in Eligible Investments                                     103,070.33

           b.  Description of each Eligible Investment:                                    JP Morgan Prime Money Market Fund

           c.  The rate of interest applicable to each such Eligible Investment                                        3.49%

           d.  The rating of each such Eligible Investment                                                          AAAm/Aaa

      3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee
           Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
           Distribution Date)                                                                                     100,000.00

       4.0 Series 1998-1 Information.

       4.1 The Deficiency Amount as of the Transfer Date
           (after giving effect to the transactions set forth in
           Article IV of the Supplement)                                                                                0.00

      4.2a The Maximum Subordinated Amount as of the
           Transfer Date (after giving effect to the transactions
           set forth in Article IV of the Supplement)                                                          31,000,000.00

      4.2b The Available Subordinated Amount as of the
           Transfer Date (after giving effect to the transactions
           set forth in Article IV of the Supplement)                                                          31,000,000.00

       4.3 The Projected Spread for the following Distribution Period                                           2,500,000.00

       4.4 The amount on deposit in the Spread Account as of
           the Transfer Date (after giving effect to the
           transactions set forth in Article IV of the Supplement)                                              2,500,000.00

       4.5 The aggregate amount on deposit in the Liquidity
           Reserve Account as of the Transfer Date (after giving
           effect to the transactions  set forth in Article IV
           of the Supplement)                                                                                           0.00

       4.6 The Invested Amount as of the Distribution
           Date (after giving effect to the transactions set forth
           in Article IV of the Supplement and to the
           payments made on the Distribution Date)                                                            200,000,000.00

       4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
            for the Due Period                                                                                          0.00

       4.8 The amount of Series Allocable Finance Charge
           Collections for the Due Period                                                                       1,478,495.50

       4.9 The amount of Series Allocable Principal Collections
           for the Due Period                                                                                  87,693,952.68

      4.10 The amount of Series Principal Account Losses
           for the Due Period                                                                                           0.00

      4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
           the Due Period                                                                                               0.00

      4.12 The amount of Investor Finance Charge Collections
           for the Due Period                                                                                   1,246,519.55

      4.13 The amount of Investor Principal Collections for
           the Due Period                                                                                      73,934,771.50

      4.14 The amount of Available Certificateholder's Interest
           Collections for the Due Period                                                                       1,273,014.30

      4.15 The amount of Series 1998-1 Shared Principal
           Collections for the Due Period                                                                               0.00

      4.16 The aggregate amount of the Series 1998-1 Principal
           Shortfall, if any, for the Due Period                                                                        0.00

      4.17 The Seller's Percentage for the Due Period                                                                  15.69%

      4.18 The Excess Seller's Percentage for the Due Period                                                            2.62%

      4.19 The aggregate amount of Seller's Principal Collections
           for the Due Period                                                                                  13,759,181.18

      4.20 The amount of Available Seller's Finance Charge
           Collections for the Due Period                                                                         237,594.23

      4.21 The aggregate amount of Available Seller's Principal
           Collections for the Due Period                                                                      11,461,599.62

      4.22 The aggregate amount of Excess Seller's Principal
           Collections for the Due Period                                                                       2,297,581.56

      4.23 The Controlled Amortization Amount, if applicable,
           for the Due Period                                                                                           0.00

      4.24 The Minimum Series 1998-1 Master Trust Seller's
           Interest as of the Distribution Date (after giving
           effect to the transactions set forth in Article IV
           of the Supplement)                                                                                  37,000,000.00

      4.25 The Series 1998-1 Allocation Percentage for
           the Due Period                                                                                              18.18%

      4.26 The Floating Allocation Percentage for the
           Due Period                                                                                                  84.31%

      4.27 The Principal Allocation Percentage, if applicable,
           for the Due Period                                                                                           0.00%

      4.28 The total amount to be distributed on the Series
           1998-1 Certificates on the Distribution Date                                                           801,008.12

      4.29 The total amount, if any, to be distributed on the Series
           1998-1 Certificates on the Distribution Date
           allocable to the Invested Amount                                                                             0.00

      4.30 The total amount, if any, to be distributed on
           the Series 1998-1 Certificates on the Distribution
           Date allocable to interest on the Series 1998-1
           Certificates                                                                                           642,582.00

      4.31 The Draw Amount as of the Transfer Date                                                                      0.00

      4.32 The amount of Investor Charge-Offs as of
           Transfer Date                                                                                                0.00

      4.33 The amount of reimbursement of Investor Charge-
           Offs as of the Transfer Date                                                                                 0.00

      4.34 The amount of the Investor Servicing Fee to be
           paid on such Distribution Date                                                                         158,426.12

      4.35 The aggregate amount of funds on deposit in
           the Series Principal Account as of the end of the
           last day of the Due Period (after giving effect to the
           payments and adjustments made pursuant to Article
           IV of the Supplement and of the Agreement)                                                                   0.00

      4.36 The aggregate amount of funds on deposit in the
           Spread Account as of the end of the last day of
           the Due Period (after giving effect to payments and
           adjustments made pursuant to Article IV of the
           Supplement and the Agreement)                                                                        2,500,000.00

      4.37 Eligible Investments in the Series Principal Account:

           a.  The aggregate amount of funds invested in
               Eligible Investments                                                                                     0.00

           b.  Description of each Eligible Investment:                                                                   NA

           c.  The rate of interest applicable to each such
               Eligible Investment                                                                                   _______%

           d.  The rating of each such Eligible Investment                                                                NA

      4.38 Eligible Investments in the Liquidity Reserve Account:

           a.  The aggregate amount of funds invested in
               Eligible Investments                                                                                     0.00

           b.  Description of each Eligible Investment:                                                                   NA

           c.  The rate of interest applicable to each such
               Eligible Investment                                                                                   _______%

           d.  The rating of each such Eligible Investment                                                                NA

      4.39 The amount of Excess Interest Collections for the Due Period                                           472,006.18

      4.40 The amount of Investor Principal Collections from other Series treated
           as Shared Principal Collections for the Due Period                                                           0.00

      4.41 The amount of Excess Interest Collections for the
           Due Period allocated to other Series                                                                         0.00

      4.42 The amount of Investor Principal Collections treated
           as Shared Principal Collections for the Due Period
           allocated to Other Series                                                                                    0.00

      4.43 The percentages and all other information calculated
           pursuant to Section 6.01 of the Supplement                                                    See Exhibit 20.1(A)

      4.44 The amount of Remaining Available Seller's Principal
            Collections for the Due Period                                                                     11,461,599.62

      4.45 The amount of Series 1998-1 Shared Seller's Principal
           Collections for the Due Period                                                                               0.00

      4.46 The aggregate amount of Shared Seller's Principal
           Collections from Other Series for the Due Period                                                             0.00

      4.47 The amount of all Shared Seller's Principal Collections
           allocated to Series 1998-1 for the Due Period                                                                0.00

      4.48 The aggregate amount of all Shared Seller's Principal
           Collections allocated to Other Series for the Due Period                                                     0.00

      4.49 The aggregate amount of all Early Distributions Amounts
           paid or deemed paid for the Distribution Period                                                              0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.1(A)
                                                        Series 1998 - 1

  4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

       Section 6.01

         (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                      NO
                                                                                                                   --------

         (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                      NO
                                                                                                                   --------

         (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
            on each of three consecutive Determination Dates?
                                                                                                                      NO
                                                                                                                   --------
                                     2 Months Past:  3.87%
                                     1 Month Past:   3.18%
                                     Current Month:  3.56%

         (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
            Minimum Seller's Interest?
                                                                                                                      NO
                                                                                                                   --------

            Master Trust Seller's Interest:                                    $168,820,000.00

            Master Trust Minimum Seller's Interest:                            $168,820,000.00

         (k)Turnover Ratio less than 1.7?                                                                             NO
                                                                                                                   --------

                   Turnover Ratio:     4.45

         (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                      NO
                                                                                                                   --------

            Dealer Note Loss Ratio :   0.00%

====================================================================================================================================

                                                        EXHIBIT 20.2

                                       MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 27
                                               DEALER NOTE MASTER TRUST
                                                      DEALER NOTE
                                              ASSET BACKED CERTIFICATES,
                                                     SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 2003-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 25, 2005, the Transfer Date of October 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on September 30, 2005 and the Distribution Period ended October 24, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.
Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

          1 NFC is Servicer under the Agreement.

          2 The undersigned is a Servicing Officer.

          3 Master Trust Information.

        3.1 The amount of the Advance, if any, for the Due Period                                               269,764.61

        3.2 The amount of ITEC Finance Charges for the Due Period                                             3,767,196.68

        3.3 The average daily balance of Dealer Notes outstanding during the Due Period                   1,218,241,789.98

        3.4 The total amount of Advance Reimbursements for the Due Period                                             0.00

        3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period                     417,918,430.55

        3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust                    439,346,075.32
            during the Due Period

        3.7 The amount of the Servicing Fee for the Due Period                                                1,033,695.01

        3.8 The average daily Master Trust Seller's Interest during the Due Period                          162,036,666.67

        3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV of the Supplement)                           168,820,000.00

       3.10 The aggregate amount of Collections for the Due Period                                          490,541,112.98

       3.11 The aggregate amount of Finance Charge Collections for the Due Period                             8,133,261.35

       3.12 The aggregate amount of Principal Collections for the Due Period                                482,407,851.63

       3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                          0.00

       3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period                     1,240,433,994.83

       3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
            of the Agreement)                                                                                64,489,421.08

       3.16 Eligible Investments in the Excess Funding Account:

            a.  The aggregate amount of funds invested in Eligible Investments as of the                     64,386,005.17
                 end of the Due Period
            b.  Description of each Eligible Investment:                                 JP Morgan Prime Money Market Fund

            c.  The rate of interest applicable to each such Eligible Investment                                      3.49%

            d.  The rating of each such Eligible Investment                                                       AAAm/Aaa

       3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
            as of the end of the Due Period                                                                  17,546,099.14

       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

            i)      Chicago International
            ii)     Truck King Intl Sls-Svc
            iii)    Lee-Smith Inc
            iv)     Tx Trk Cntrs of Hous
            v)      Southland Intl Trks

       3.19 Aggregate amount of delinquent principal payments (past due greater than
            30 days) as a percentage of the total principal amount outstanding, as
            of the end of the Due Period                                                                             0.09%

       3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
            as of the end of the Due Period                                                                 59,979,751.07

       3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
            Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement)
            established on 7/10/03 for the benefit of the Master Trust Certificateholders.                     103,367.01

       3.22 Eligible Investments in the Servicer Transition Fee Account:

            a.  The aggregate amount of funds invested in Eligible Investments                                 103,070.33

            b.  Description of each Eligible Investment:                                JP Morgan Prime Money Market Fund

            c.  The rate of interest applicable to each such Eligible Investment                                     3.49%

            d.  The rating of each such Eligible Investment                                                      AAAm/Aaa

       3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
            Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
            Distribution Date)                                                                                 100,000.00

        4.0 Series 2003-1 Information.

        4.1 The Deficiency Amount as of the Transfer Date
            (after giving effect to the transactions set forth in
            Article IV of the Supplement)                                                                            0.00

       4.2a The Maximum Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                                      19,080,000.00

       4.2b The Available Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                                      19,080,000.00

        4.3 The Projected Spread for the following Distribution Period                                       2,650,000.00

        4.4 The amount on deposit in the Spread Account as of
            the Transfer Date (after giving effect to the
            transactions set forth in Article IV of the Supplement)                                          2,650,000.00

        4.5 The aggregate amount on deposit in the Liquidity
            Reserve Account as of the Transfer Date (after giving
            effect to the transactions  set forth in Article IV
            of the Supplement)                                                                                       0.00

        4.6 The Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                                        212,000,000.00

        4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
             for the Due Period                                                                                      0.00

        4.8 The amount of Series Allocable Finance Charge
            Collections for the Due Period                                                                   1,479,007.53

        4.9 The amount of Series Allocable Principal Collections
            for the Due Period                                                                              87,724,323.15

       4.10 The amount of Series Principal Account Losses
            for the Due Period                                                                                       0.00

       4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
            the Due Period                                                                                           0.00

       4.12 The amount of Investor Finance Charge Collections
            for the Due Period                                                                               1,321,345.33

       4.13 The amount of Investor Principal Collections for
            the Due Period                                                                                  78,372,910.30

       4.14 The amount of Available Certificateholder's Interest
            Collections for the Due Period                                                                   1,348,234.43

       4.15 The amount of Series 2003-1 Shared Principal
            Collections for the Due Period                                                                           0.00

       4.16 The aggregate amount of the Series 2003-1 Principal
            Shortfall, if any, for the Due Period                                                                    0.00

       4.17 The Seller's Percentage for the Due Period                                                              10.66%

       4.18 The Excess Seller's Percentage for the Due Period                                                        2.62%

       4.19 The aggregate amount of Seller's Principal Collections
            for the Due Period                                                                               9,351,412.85

       4.20 The amount of Available Seller's Finance Charge
            Collections for the Due Period                                                                     163,282.43

       4.21 The aggregate amount of Available Seller's Principal
            Collections for the Due Period                                                                   7,053,035.58

       4.22 The aggregate amount of Excess Seller's Principal
            Collections for the Due Period                                                                   2,298,377.27

       4.23 The Controlled Amortization Amount, if applicable,
            for the Due Period                                                                                       0.00

       4.24 The Minimum Series 2003-1 Master Trust Seller's
            Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV
            of the Supplement)                                                                              25,440,000.00

       4.25 The Series 2003-1 Allocation Percentage for
            the Due Period                                                                                          18.18%

       4.26 The Floating Allocation Percentage for the
            Due Period                                                                                              89.34%

       4.27 The Principal Allocation Percentage, if applicable,
            for the Due Period                                                                                       0.00%

       4.28 The total amount to be distributed on the Series
            2003-1 Certificates on the Distribution Date                                                       881,681.90

       4.29 The total amount, if any, to be distributed on the Series
            2003-1 Certificates on the Distribution Date
            allocable to the Invested Amount                                                                         0.00

       4.30 The total amount, if any, to be distributed on
            the Series 2003-1 Certificates on the Distribution
            Date allocable to interest on the Series 2003-1
            Certificates                                                                                       713,745.81

       4.31 The Draw Amount as of the Transfer Date                                                                  0.00

       4.32 The amount of Investor Charge-Offs as of
            Transfer Date                                                                                            0.00

       4.33 The amount of reimbursement of Investor Charge-
            Offs as of the Transfer Date                                                                             0.00

       4.34 The amount of the Investor Servicing Fee to be
            paid on such Distribution Date                                                                     167,936.09

       4.35 The aggregate amount of funds on deposit in
            the Series Principal Account as of the end of the
            last day of the Due Period (after giving effect to the
            payments and adjustments made pursuant to Article
            IV of the Supplement and of the Agreement)                                                               0.00

       4.36 The aggregate amount of funds on deposit in the
             Spread Account as of the end of the last day of
            the Due Period (after giving effect to payments and
            adjustments made pursuant to Article IV of the
            Supplement and the Agreement)                                                                    2,650,000.00

       4.37 Eligible Investments in the Series Principal Account:

            a.  The aggregate amount of funds invested in
            Eligible Investments                                                                                     0.00

            b.  Description of each Eligible Investment:                                                               NA

            c.  The rate of interest applicable to each such
            Eligible Investment                                                                                   _______%

            d.  The rating of each such Eligible Investment                                                            NA

       4.38 Eligible Investments in the Liquidity Reserve Account:

            a.  The aggregate amount of funds invested in
            Eligible Investments                                                                                     0.00

            b.  Description of each Eligible Investment:                                                               NA

            c.  The rate of interest applicable to each such
            Eligible Investment                                                                                   _______%

            d.  The rating of each such Eligible Investment                                                            NA

       4.39 The amount of Excess Interest Collections for the Due Period                                       466,552.53

       4.40 The amount of Investor Principal Collections from other Series treated
            as Shared Principal Collections for the Due Period                                                       0.00

       4.41 The amount of Excess Interest Collections for the
            Due Period allocated to other Series                                                                     0.00

       4.42 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period
            allocated to Other Series                                                                                0.00

       4.43 The percentages and all other information calculated
            pursuant to Section 6.01 of the Supplement                                                See Exhibit 20.2(A)

       4.44 The amount of Remaining Available Seller's Principal
             Collections for the Due Period                                                                  7,053,035.58

       4.45 The amount of Series 2003-1 Shared Seller's Principal
            Collections for the Due Period                                                                           0.00

       4.46 The aggregate amount of Shared Seller's Principal
            Collections from Other Series for the Due Period                                                         0.00

       4.47 The amount of all Shared Seller's Principal Collections
            allocated to Series 2003-1 for the Due Period                                                            0.00

       4.48 The aggregate amount of all Shared Seller's Principal
            Collections allocated to Other Series for the Due Period                                                 0.00

        5.0 Class A Certificate Information.

        5.1 The Class A Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                                        200,000,000.00

        5.2 The total amount to be distributed on the Class A Certificates on the Distribution Date - includes Investor Servicing Fee plus
            the Investor Interest Payment                                                                      823,567.83

        5.3 The total amount, if any, to be distributed on the Class A
            Certificates on the Distribution Date allocable to the
            Class A Invested Amount                                                                                  0.00

        5.4 The total amount, if any, to be distributed on the Class A
            Certificates on the Distribution Date allocable to interest
            on the Class A Certificates                                                                        665,137.56

        5.5 The amount of Class A Certificateholder Charge-Offs
            as of the Transfer Date                                                                                  0.00

        5.6 The amount of reimbursement of Class A Certificateholder
            Charge-Offs as of the Transfer Date                                                                      0.00

        6.0 Class B Certificate Information.

        6.1 The Class B Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                                         12,000,000.00

        6.2 The total amount to be distributed on the Class B Certificates
            on the Distribution Date - includes Investor Servicing Fee plus                                     58,114.07
            the Investor Interest Payment

        6.3 The total amount, if any, to be distributed on the Class B
            Certificates on the Distribution Date allocable to the
            Class B Invested Amount                                                                                  0.00

        6.4 The total amount, if any, to be distributed on the Class B
            Certificates on the Distribution Date allocable to interest
            on the Class B Certificates                                                                         48,608.25

        6.5 The amount of Class B Certificateholder Charge-Offs
            as of the Transfer Date                                                                                  0.00

        6.6 The amount of reimbursement of Class B Certificateholder
            Charge-Offs as of the Transfer Date                                                                      0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.2(A)
                                                        Series 2003 - 1

  4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

       Section 6.01

         (a)The Invested Amount is not reduced to zero by the Expected Payment Date?
                                                                                                                      NO
                                                                                                                    --------

         (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount less than the Required Subordinated Amount?
                                                                                                                      NO
                                                                                                                    --------

         (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
            on each of three consecutive Determination Dates?
                                                                                                                      NO
                                                                                                                    --------
                                     2 Months Past:  3.87%
                                     1 Month Past:   3.18%
                                     Current Month:  3.56%

         (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
            Minimum Seller's Interest?
                                                                                                                      NO
                                                                                                                    --------

                                     Master Trust Seller's Interest:            $ 168,820,000.00

                                     Master Trust Minimum Seller's Interest:    $ 168,820,000.00

         (k)Turnover Ratio less than 1.7?
                                                                                                                      NO
                                                                                                                    --------
                             Turnover Ratio:            4.45

         (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?
                                                                                                                      NO
                                                                                                                    --------
                             Dealer Note Loss Ratio:    0.00%

         (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
            Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
            Balance of all Dealer Notes?                                                                              NO
                                                                                                                    --------
       Used Financed Vehicle Ratio:                     4.83%

====================================================================================================================================

                                                        EXHIBIT 20.3

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 16
                                                 DEALER NOTE MASTER TRUST
                                                        DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                       SERIES 2004-1

Under the Series 2004-1 Supplement dated as of June 10, 2004 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to the Series 2004-1 Certificateholders as well as the performance of the
Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 25 2005, the Transfer Date of October 24, 2005 and with respect to the performance of the Master Trust during the Due
Period ended on September 30, 2005 and the Distribution Period ended on October 24, 2005 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

           1 NFC is Servicer under the Agreement.

           2 The undersigned is a Servicing Officer.

           3 Master Trust Information.

         3.1 The amount of the Advance, if any, for the Due Period                                                269,764.61

         3.2 The amount of ITEC Finance Charges for the Due Period                                              3,767,196.68

         3.3 The average daily balance of Dealer Notes outstanding during the Due Period                    1,218,241,789.98

         3.4 The total amount of Advance Reimbursements for the Due Period                                              0.00

         3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period                      417,918,430.55

         3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust                     439,346,075.32
             during the Due Period

         3.7 The amount of the Servicing Fee for the Due Period                                                 1,033,695.01

         3.8 The average daily Master Trust Seller's Interest during the Due Period                           162,036,666.67

         3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect
             to the transactions set forth in Article IV of the Supplement)                                   168,820,000.00

        3.10 The aggregate amount of Collections for the Due Period                                           490,541,112.98

        3.11 The aggregate amount of Finance Charge Collections for the Due Period                              8,133,261.35

        3.12 The aggregate amount of Principal Collections for the Due Period                                 482,407,851.63

        3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                           0.00

        3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period                      1,240,433,994.83

        3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
             of the Agreement)                                                                                 64,489,421.08

        3.16 Eligible Investments in the Excess Funding Account:

             a.  The aggregate amount of funds invested in Eligible Investments as of the                      64,386,005.17
                  end of the Due Period
             b.  Description of each Eligible Investment:                                  JP Morgan Prime Money Market Fund

             c.  The rate of interest applicable to each such Eligible Investment                                      3.49%

             d.  The rating of each such Eligible Investment                                                        AAAm/Aaa

        3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
             as of the end of the Due Period                                                                   17,546,099.14

        3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

             i)     Chicago International
             ii)    Truck King Intl Sls-Svc
             iii)   Lee-Smith Inc
             iv)    Tx Trk Cntrs of Hous
             v)     Southland Intl Trks

        3.19 Aggregate amount of delinquent principal payments (past due greater than
             30 days) as a percentage of the total principal amount outstanding, as of
             the end of the Due Period                                                                                 0.09%

        3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
             as of the end of the Due Period                                                                  59,979,751.07

        3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
             in Article IV of the Supplement)                                                                    103,367.01

        3.22 Eligible Investments in the Servicer Transition Fee Account:

             a.  The aggregate amount of funds invested in Eligible Investments                                  103,070.33

             b.  Description of each Eligible Investment:                                 JP Morgan Prime Money Market Fund

             c.  The rate of interest applicable to each such Eligible Investment                                      3.49%

             d.  The rating of each such Eligible Investment                                                       AAAm/Aaa

        3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
             of the Supplement and to the payments made on the Distribution Date)                                100,000.00

         4.0 Series 2004-1 Information.

         4.1 The Invested Amount as of the Distribution
             Date (after giving effect to the transactions set forth
             in Article IV of the Supplement and to the
             payments made on the Distribution Date)                                                         424,000,000.00

         4.2 The Adjusted Invested Amount as of the Distribution
             Date (after giving effect to the transactions set forth
             in Article IV of the Supplement and to the
             payments made on the Distribution Date)                                                         462,160,000.00

         4.3 The amount of Seller's Invested Amount
              for the Due Period                                                                            $168,820,000.00

         4.4 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
              for the Due Period                                                                                       0.00

         4.5 The amount of Series Allocable Finance Charge
             Collections for the Due Period                                                                    2,958,015.07

         4.6 The amount of Series Allocable Principal Collections
             for the Due Period                                                                              175,448,646.30

         4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
             the Due Period                                                                                            0.00

         4.8 The amount of Noteholder Available Interest Amounts
             for the Due Period                                                                                2,642,690.66

         4.9 The amount of Noteholder Available Principal Amounts for
             the Due Period                                                                                  156,745,542.76

        4.10 The aggregate amount of the Principal
             Shortfall, if any, for the Due Period                                                                     0.00

        4.11 The aggregate amount of Seller Interest Amounts
             for the Due Period                                                                                  315,324.41

        4.12 The aggregate amount of Seller's Principal Amounts
             for the Due Period                                                                               18,702,825.70

        4.13 The Reassignment Amount as of the Transfer Date                                                 424,000,000.00

        4.14 The Minimum Series Seller's
             Invested Amount as of the Distribution Date (after giving
             effect to the transactions set forth in Article IV
             of the Supplement)                                                                               50,880,000.00

        4.15 The Minimum Seller's
             Invested Amount as of the Distribution Date (after giving
             effect to the transactions set forth in Article IV
             of the Supplement)                                                                                        0.00

        4.16 The Minimum Series Seller's
             Interest as of the Distribution Date (after giving
             effect to the transactions set forth in Article IV
             of the Supplement)                                                                               50,880,000.00

        4.17 The Series Allocation Percentage with respect to Series 2004-1 for
             the Due Period                                                                                           36.37%

        4.18 The Noteholder Floating Allocation Percentage for the
             Due Period                                                                                               89.34%

        4.19 The Noteholder Principal Allocation Percentage, if applicable,
             for the Due Period                                                                                       89.34%

        4.20 The total amount to be distributed on the Series
             2004-1 Certificates on the Distribution Date                                                      1,706,008.22

        4.21 The total amount, if any, to be distributed on the Series
             2004-1 Certificates on the Distribution Date
             allocable to the Invested Amount                                                                          0.00

        4.22 The total amount, if any, to be distributed on
             the Series 2004-1 Certificates on the Distribution
             Date allocable to interest on the Series 2004-1
             Certificates                                                                                      1,370,136.05

        4.23 The amount of the Investor Servicing Fee to be
             paid on such Distribution Date                                                                      335,872.17

        4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
             for the Due Period                                                                                   47,324.42

        4.25 The amount of Excess Interest Collections for the Due Period                                        984,006.86

        4.26 The amount of Excess Interest Collections for the
             Due Period allocated to other Series                                                                      0.00

        4.27 The amount of Noteholder Available Principal Amounts treated
             as Shared Principal Collections and allocated to other Series for the Due Period                          0.00

        4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
             for the Due Period                                                                                        0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                           NOTE STATEMENT
                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 16
                                         NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                        SERIES 2004-1 NOTES

Under the Series 2004-1 Indenture Supplement dated as of June 10, 2004 (the "Indenture Supplement") by and among the Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is required to be prepared with respect to the Payment Date of  October 25, 2005,  the Transfer Date of October 24, 2005
and with respect to the performance of the Master Owner Trust during the Due Period ended on September 30, 2005 and the Distribution
Period ended on October 24, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture
Supplement.

      5 Series 2004-1 Notes Information

    5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
        Indenture Supplement and to payments made on the Payment Date).                                    212,000,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
        Liquidation Amount, if any, as of the Transfer Date                                                          0.00

    5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement and
        to payments made on the Payment Date).                                                             231,080,000.00

    5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement
        and to payments made on the Payment Date).                                                          19,080,000.00

        Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date                  19,080,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
        Overcollateralization Amount Deficiency, if any, as of the Transfer Date                                     0.00

    5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                                 0.00

    5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                                          1,321,345.33

    5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                                        78,372,771.38

    5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the Due Period                     0.00

    5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                              1,348,625.30

    5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period                            78,372,771.38

   5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                                  0.00

   5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                              25,440,000.00

   5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                                   0.00

   5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
        for the Due Period                                                                                           0.00

   5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
        Transfer Date                                                                                      212,000,000.00

   5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                              25,440,000.00

   5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                                     0.00

   5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                                          0.00

   5.18 Series Variable Allocation Percentage for the Due Period                                                    50.00%

   5.19 Series Fixed Allocation Percentage for the Due Period                                                       50.00%

   5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date                          881,935.49

   5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
        Date allocable to the Outstanding Principal Amount                                                           0.00

   5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date allocable
        to interest on the Series 2004-1 Notes                                                                 693,961.36

   5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                             187,974.13

 5.24.1 Series 2004-1 Investment Income                                                                         20,044.45

 5.24.2 Series 2004-1 Principal Funding Account investment income                                                    0.00

 5.24.3 Series 2004-1 Negative Carry Account investment income                                                       0.00

 5.24.4 Series 2004-1 Interest Funding Account investment income                                                     0.00

 5.24.5 Series 2004-1 Spread Account investment income                                                           7,235.52

   5.25 Series Excess Available Interest Amounts for the Due Period                                            466,689.81

   5.26 Excess Available Interest Amounts for the Due Period allocated to other
        Series of Notes                                                                                              0.00

   5.27 Excess Available Interest Amounts for the Due Period allocated to Series                                     0.00
        of Investor Certificates

   5.28 Excess Available Principal Collections allocated from other series of Notes
        to Series 2004-1 for the Due Period                                                                          0.00

   5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
        Certificate for the Due Period                                                                               0.00

   5.30 Amount of Excess Available Principal Collections allocated to other
        Series of Notes for the Due Period                                                                           0.00

   5.31 Cash Collateral Percentage as of the Transfer Date                                                           4.94%

   5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                               0.00

   5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                                          0.00

   5.34 Certain amounts and calculations referenced in the definition of Early
        Redemption Event.                                                                             See Exhibit 20.3(A)

      6 Account Information

    6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
        to all withdrawals and deposits made on such Payment Date                                            2,650,000.00

        Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
        after giving effect to all withdrawals and deposits made on such Payment Date                        2,650,000.00

    6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                                      0.00

    6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                                      0.00

        Series 2004-1 Required Negative Carry Account Balance, if any, as of the
        Payment Date after giving effect to all withdrawals and deposits made on such
        Payment Date                                                                                                 0.00

    6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                                      0.00

      7 Class A Notes Information

    7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                               200,000,000.00

    7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                               200,000,000.00

    7.3 Total amount to be distributed on the Class A Notes on the Payment Date                                649,026.44

    7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
        allocable to the Class A Outstanding Principal Amount                                                        0.00

    7.5 Total amount to be distributed on the Class A Notes on the Payment Date
        allocable interest on the Class A Notes                                                                649,026.44

    7.6 Class A Monthly Interest for the Interest Period                                                       649,026.44

      8 Class B Notes Information

    8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
        to the transactions made on such Payment Date                                                       12,000,000.00

    8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                                12,000,000.00

    8.3 Total amount to be distributed on the Class B Notes on the Payment Date                                 44,934.92

    8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
        Date allocable to the Class B Outstanding Principal Amount                                                   0.00

    8.5 Total amount to be distributed on the Class B Notes on the Payment Date
        allocable interest on the Class B Notes                                                                 44,934.92

    8.6 Class B Monthly Interest for the Interest Period                                                        44,934.92

------------------------------------------------------------------------------------------------------------------------------------

                                                             NOTE STATEMENT
                                           MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 8
                                          NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                          SERIES 2005-1 NOTES

Under the Series 2005-1 Indenture Supplement dated as of February 28, 2005 (the "Indenture Supplement") by and among the Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2005-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is required to be prepared with respect to the Payment Date of October 25, 2005,  the Transfer Date of October 24, 2005 and
with respect to the performance of the Master Owner Trust during the Due Period ended on September 30, 2005 and the Distribution
Period ended on October 24, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture
Supplement.

        5 Series 2005-1 Notes Information

      5.1 Series 2005-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1
          Indenture Supplement and to payments made on the Payment Date).                                 212,000,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2005-1 Nominal
          Liquidation Amount, if any, as of the Transfer Date                                                       0.00

      5.2 Series 2005-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1 Indenture Supplement and
          to payments made on the Payment Date).                                                          231,080,000.00

      5.3 Series 2005-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1 Indenture Supplement
          and to payments made on the Payment Date).                                                       19,080,000.00

          Series 2005-1 Target Overcollateralization Amount, if any, as of the Transfer Date               19,080,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2005-1
          Overcollateralization Amount Deficiency, if any, as of the Transfer Date                                  0.00

      5.4 Series 2005-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                              0.00

      5.5 Series 2005-1 Allocated Interest Amounts for the Due Period                                       1,321,345.33

      5.6 Series 2005-1 Allocated Principal Amounts for the Due Period                                     78,372,771.38

      5.7 Series 2005-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the Due Period                  0.00

      5.8 Series 2005-1 Available Interest Amounts with respect to the Due Period                           1,351,723.95

      5.9 Series 2005-1 Available Principal Amounts with respect to the Due Period                         78,372,771.38

     5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                               0.00

     5.11 Sellers Invested Amount for the Series 2005-1 Notes for the Due Period                           25,440,000.00

     5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                                0.00

     5.13 Unreimbursed reductions to the Series 2005-1 Collateral Amount, if any,
          for the Due Period                                                                                        0.00

     5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
          Transfer Date                                                                                   212,000,000.00

     5.15 Series 2005-1 Required Seller's Invested Amount as of the Payment Date                           25,440,000.00

     5.16 Series 2005-1 Controlled Accumulation Amount, if any, for the Due Period                                  0.00

     5.17 Series 2005-1 Controlled Deposit Amount, if any, for the Due Period                                       0.00

     5.18 Series Variable Allocation Percentage for the Due Period                                                 50.00%

     5.19 Series Fixed Allocation Percentage for the Due Period                                                    50.00%

     5.20 Total amount to be distributed on the Series 2005-1 Notes on the Payment Date                       864,148.82

     5.21 Total amount, if any, to be distributed on the Series 2005-1 Notes on the Payment
          Date allocable to the Outstanding Principal Amount                                                        0.00

     5.22 Total amount to be distributed on the Series 2005-1 Notes on the Payment Date allocable
          to interest on the Series 2005-1 Notes                                                              676,174.69

     5.23 Series 2005-1 Servicing Fee to be paid on the Payment Date                                          187,974.13

   5.24.1 Series 2005-1 Investment Income                                                                      20,044.45

   5.24.2 Series 2005-1 Principal Funding Account investment income                                                 0.00

   5.24.3 Series 2005-1 Negative Carry Account investment income                                                    0.00

   5.24.4 Series 2005-1 Interest Funding Account investment income                                                  0.00

   5.24.5 Series 2005-1 Spread Account investment income                                                       10,334.17

     5.25 Series Excess Available Interest Amounts for the Due Period                                         487,575.13

     5.26 Excess Available Interest Amounts for the Due Period allocated to other
          Series of Notes                                                                                           0.00

     5.27 Excess Available Interest Amounts for the Due Period allocated to Series                                  0.00
          of Investor Certificates

     5.28 Excess Available Principal Collections allocated from other series of Notes to Series 2005-1              0.00
          for the Due Period

     5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral Certificate for
          the Due Period                                                                                            0.00

     5.30 Amount of Excess Available Principal Collections allocated to other
          Series of Notes for the Due Period                                                                        0.00

     5.31 Cash Collateral Percentage as of the Transfer Date                                                        4.94%

     5.32 Mismatch Amount for the Series 2005-1 Notes for the Due Period                                            0.00

     5.33 Reimbursement Amount for the Series 2005-1 Notes for the Due Period                                       0.00

     5.34 Certain amounts and calculations referenced in the definition of Early
          Redemption Event.                                                                          See Exhibit 20.3(B)

        6 Account Information

      6.1 Series 2005-1 Spread Account Balance as of the Payment Date after giving effect
          to all withdrawals and deposits made on such Payment Date                                         2,650,000.00

          Series 2005-1 Spread Account Required Amount, if any, as of the Payment Date
          after giving effect to all withdrawals and deposits made on such Payment Date                     2,650,000.00

      6.2 Series 2005-1 Principal Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                                   0.00

      6.3 Series 2005-1 Negative Carry Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                                   0.00

          Series 2005-1 Required Negative Carry Account Balance, if any, as of the
          Payment Date after giving effect to all withdrawals and deposits made on such
          Payment Date                                                                                              0.00

      6.4 Series 2005-1 Interest Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                                   0.00

        7 Class A Notes Information

      7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                            200,000,000.00

      7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                            200,000,000.00

      7.3 Total amount to be distributed on the Class A Notes on the Payment Date                             634,526.44

      7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
          allocable to the Class A Outstanding Principal Amount                                                     0.00

      7.5 Total amount to be distributed on the Class A Notes on the Payment Date
          allocable interest on the Class A Notes                                                             634,526.44

      7.6 Class A Monthly Interest for the Interest Period                                                    634,526.44

        8 Class B Notes Information

      8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
          to the transactions made on such Payment Date                                                    12,000,000.00

      8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                             12,000,000.00

      8.3 Total amount to be distributed on the Class B Notes on the Payment Date                              41,648.25

      8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
          Date allocable to the Class B Outstanding Principal Amount                                                0.00

      8.5 Total amount to be distributed on the Class B Notes on the Payment Date
          allocable interest on the Class B Notes                                                              41,648.25

      8.6 Class B Monthly Interest for the Interest Period                                                     41,648.25

------------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.3(A)
                                                      Series 2004-1 Notes

5.34    The percentages and all other information calculated pursuant to the Definitions at
        Early Redemption Events as specified in Section 1.01 of The Series 2004-1 Indenture
        Supplement

        "Early Redemption Events" means, with respect to the Series 2004-1 Notes, each of the Early Amortization Events specified in Section 9.01 of the Pooling and
        Servicing Agreement, as supplemented by the Series Supplement, plus each of the following:

(A)     failure on the part of the Seller (i) to make any payment,  distribution  or deposit under the Pooling  and  Servicing  Agreement  or the Series  Supplement  within five
        Business  Days after the Due Date or (ii) to  observe  or  perform  in any  material respect any other material covenants or agreements of the Seller,  which failure has a  material  adverse  effect on the  Series  2004-1 Noteholders and which  continues unremedied  for a period of 60 days after written  notice of such failure shall have been  given  to the  Seller  by the  Indenture  Trustee  or to the  Seller  and  the
        Indenture Trustee by any Holder of the Series 2004-1 Notes;                                                     NO

(B)     any  representation  or  warranty  made by the Seller  pursuant  to the Pooling and
        Servicing Agreement or any  information  contained in the  schedule of Dealer Notes delivered thereunder or the Series Supplement shall prove to have been incorrect in any material respect when made or when delivered, which representation,  warranty or schedule,  or the  circumstances  or  condition  that  caused  such  representation, warranty or schedule to be  incorrect,  continues  to be incorrect or uncured in any material respect for a period of 60 days after written notice of such  incorrectness shall have been given to the  Seller by the  Indenture  Trustee or to the Seller and
        the  Indenture  Trustee by any Holder of the Series  2004-1 Notes and as a result of which the interests of the Series 2004-1  Noteholders  are  materially and adversely affected,  provided,  however, that an Early Redemption Event shall not be deemed to occur if the Seller has  repurchased  the  related  Dealer  Notes or all such Dealer
        Notes,  if applicable,  during such period in accordance  with the provisions of the
        Pooling and Servicing Agreement;                                                                                NO

(C)     any of the Seller,  ITEC,  NIC or NFC Shall file a petition  commencing  a voluntary case under any chapter of the federal  bankruptcy  laws;  or the Seller or NFC shall
        file  a  petition  or  answer  or  consent  seeking   reorganization,   arrangement,
        adjustment or composition under any other similar  applicable  federal law, or shall consent to the filing of any such petition,  answer or consent; or the Seller, ITEC,
        NIC or NFC shall appoint,  or consent to the  appointment of a custodian,  receiver, liquidator,  trustee, assignee, sequestrator or other similar official in bankruptcy or  insolvency  of it or of any  substantial  part of its  property;  or the Seller,
        ITEC,  NIC or NFC shall make an assignment  for the benefit of  creditors,  or shall
        admit in writing its inability to pay its debts generally as they become due;                                   NO

(D)     any order for relief  against  any of the Seller,  ITEC,  NIC or NFC shall have been entered by a court  having  jurisdiction  in the  premises  under any chapter of the federal  bankruptcy  laws,  and such order  shall  have  continued  undischarged  or unstayed  for a  period  of 120  days;  or a  decree  or  order  by a  court  having jurisdiction  in the premises shall have been entered  approving as properly filed a petition  seeking  reorganization,  arrangement,  adjustment,  or composition of the
        Seller,  ITEC, NIC or NFC under any other similar  applicable  federal law, and such decree or order shall have  continued  undischarged  or unstayed for a period of 120 days;  or a decree or order of a court having  jurisdiction  in the premises for the appointment of a custodian,  receiver, liquidator,  trustee, assignee,  sequestrator or other similar  official in bankruptcy or insolvency of the Seller,  ITEC,  NIC or
        NFC of any substantial part of their property,  or for the winding up or liquidation of their  affairs,  shall have been  entered,  and such  decree or order  shall have
        remained in force undischarged or unstayed for a period of 120 days;                                           NO

(E)     the Seller shall become legally unable for any reason to transfer Dealer Notes to the Master Trust in accordance with the provisions of the Pooling and
        Servicing Agreement;                                                                                           NO

(F)     on any  Transfer  Date,  after  giving  effect  to  allocations  to be  made on that
        Transfer  Date  (including  payments to be made on the related  Payment  Date),  the
        Series  2004-1  Target   Overcollateralization  Amount  exceeds  the  Series  2004-1
        Overcollateralization  Amount by more than the Series  2004-1  Overcollateralization
        Amount Shortfall Trigger;  provided,  however,  that if such shortfall was caused by an Excess Cash  Collateral  Event,  the Seller shall have a six month period  during which an Early  Redemption  Event  shall not  occur if the  foregoing  condition  is satisfied  by  calculating  the  Series  2004-1  Nominal  Liquidation  Amount  after subtracting the amount on deposit in the Series 2004-1 Principal  Funding Account in
        respect of the Series 2004-1 Notes;                                                                            NO

(G)     any Servicer  Termination  Event shall occur (i) which would have a material adverse adverse effect on the Series 2004-1  Noteholders and (ii) for which the Servicer has
        received a notice of termination;                                                                              NO

(H)     on any  Determination  Date,  as of the last day of the  preceding  Due Period,  the aggregate  principal  balance  amount  of Dealer  Notes  owned by the  Master  Trust relating to used vehicles exceeds 25% of the aggregate  principal  balance of Dealer
        Notes held by the Master  Trust on that last day;  Aggregate  Principal  Dealer Note
        Balance  which was  advanced  against  Financed  Vehicles  which  are Used  Vehicles
        exceeds 25% of the Aggregate Principal Balance of all Dealer Notes?                                            NO

                      Used Financed Vehicle Ratio:        4.83%

(I)     on any Determination  Date, the quotient of (i) the product of (a) the sum of Dealer
        Note  Collections  for  each of the  related  Due  Period  and  the two  immediately preceding  Due Periods  and (b) four,  divided by (ii) the daily  average  principal amount of Dealer  Notes  outstanding  during such Due Periods  ("Turnover")  is less
        than 1.7;                                                                                                     NO
                      Turnover Ratio less than 1.7?
                      Turnover Ratio:       4.45

(J)     the  Series  2004-1  Outstanding  Principal  Amount is not  repaid  by the  Expected
        Principal Payment Date;                                                                                       NO

(K)     the Issuer  becomes an  "investment  company"  within the meaning of the  Investment
        Company  Act of 1940,  as  amended,  and is not  exempt  from  compliance  with that
        Act;                                                                                                          NO

(L)     the occurrence of an Event of Default under the Indenture;                                                    NO

(M)     the delivery by the Seller to the Master Trust Trustee of a notice  stating that the
        Seller shall no longer continue to sell Dealer Notes to the Master Trust  commencing
        on the date specified in such notice;                                                                         NO

(N)     the  Average  Coverage  Differential  shall be equal to or less than  negative  two percent (-2%) on each of three  consecutive  Determination  Dates;  Average Coverage
        Differential  shall be equal to or less than  negative Two percent  (-2.00%) on each
        of three consecutive Determination Dates?                                                                     NO

               2 Months Past:3.87%
               1 Month Past: 3.18%
               Current Month:3.56%

(O)     on any  Determination  Date,  the  quotient of (i) the sum of Dealer Note Losses for each of the related Due Period and the five  immediately  preceding  Due Periods and
        (ii) the sum of  Principal  Collections  for each of the  related Due Period and the five  immediately  preceding  Due  Periods,  is greater than or equal to one percent
        (1%);
        Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO

               Dealer Note Loss Ratio:      0.00%

(P)     at the end of any Due Period,  the Seller's  Invested Amount is reduced to an amount less than the Minimum  Seller's  Invested Amount and the Seller has failed to assign additional  Dealer Notes to the Master Trust or deposit cash into the Excess Funding
        Account,  the Series 2004-1 Principal Funding Account or any other principal funding account  with respect to any other  series in the amount of such  deficiency  within ten Business Days following the end of such Due Period;  provided,  however, that if such  deficiency  was caused by an Excess Cash  Collateral  Event,  the Seller shall have a six month period  during which an Early  Redemption  Event shall not occur if the  foregoing  condition is  satisfied by  calculating  the Series  2004-1  Nominal
        Liquidation  Amount  after  subtracting  the amount on deposit in the Series  2004-1
        Principal Funding Account in respect of the Series 2004-1 Notes; and                                        NO

(Q)     failure  on the  part of ITEC to make a  deposit  in the  Interest  Deposit  Account required  by the terms of the  Interest  Deposit  Agreement  on or  before  the date occurring  five  Business  Days  after  the date such  deposit  is  required  by the
        Interest Deposit Agreement to be made                                                                       NO

        In the case of any event  described  in  clauses  (A),  (B) or (G)  above,  an Early
        Redemption  Event  with  respect  to  Series  2004-1  Notes  shall be deemed to have occurred only if, after the applicable grace period  described in those clauses,  if any,  either the  Indenture  Trustee or Series  2004-1  Noteholders  holding  Series
        2004-1 Notes  evidencing  more than 50% of the Series 2004-1  Outstanding  Principal
        Amount by written notice to the Seller, the Servicer,  the Master Trust Trustee and,
        if given by Series 2004-1 Noteholders,  the Indenture Trustee, declare that an Early
        Redemption  Event has  occurred  as of the date of that  notice.  In the case of any
        Early Redemption Event that is also an Early  Amortization Event as described in the
        Series  Supplement or any event other than clauses (A), (B) or (G) described  above, an Early  Redemption  Event with respect to the Series  2004-1 Notes shall be deemed to have  occurred  without any notice or other  action on the part of the  Indenture
        Trustee or the Series 2004-1  Noteholders  immediately  upon the  occurrence of that event.

------------------------------------------------------------------------------------------------------------------------------------

                                                Exhibit 20.3(B)
                                             Series 2005-1 Notes

5.34    The percentages  and all other  information  calculated  pursuant to the Definitions at Early
        Redemption Events as specified in Section 1.01 of The Series 2005-1 Indenture Supplement.

        "Early  Redemption  Events" means, with respect to the Series 2005-1 Notes, each of the Early
        Amortization  Events  specified in Section 9.01 of the Pooling and  Servicing  Agreement,  as
        supplemented by the Series Supplement, plus each of the following:

(A)     failure on the part of the Seller (i) to make any payment,  distribution  or deposit  required under the Pooling and Servicing  Agreement or the Series  Supplement within five Business Days after the Due Date or (ii) to observe or perform in any  material  respect any other  material covenants or agreements  of the Seller,  which  failure has a material  adverse  effect on the
        Series  2005-1  Noteholders  and which  continues  unremedied  for a period  of 60 days  after written  notice of such failure shall have been given to the Seller by the  Indenture  Trustee
        or to the Seller and the Indenture Trustee by any Holder of the Series 2005-1 Notes;                        NO

(B)     any  representation  or warranty  made by the Seller  pursuant  to the  Pooling and  Servicing
        Agreement or any information  contained in the schedule of Dealer Notes  delivered  thereunder or the Series  Supplement shall prove to have been incorrect in any material respect when made or when  delivered,  which  representation,  warranty or  schedule,  or the  circumstances  or condition that caused such representation,  warranty or schedule to be incorrect, continues to be incorrect or uncured in any material  respect for a period of 60 days after written  notice of such  incorrectness shall have been given to the Seller by the Indenture  Trustee or to the
        Seller and the  Indenture  Trustee by any Holder of the Series 2005-1 Notes and as a result of which the interests of the Series 2005-1  Noteholders  are materially and adversely  affected, provided,  however,  that an Early Redemption Event shall not be deemed to occur if the Seller has repurchased the related Dealer Notes or all such Dealer Notes, if applicable,  during such
        period in accordance with the provisions of the Pooling and Servicing Agreement;                            NO

(C)     any of the Seller,  ITEC, NIC or NFC shall file a petition  commencing a voluntary case under any chapter of the  federal  bankruptcy  laws;  or the Seller or NFC shall file a petition or answer or consent seeking  reorganization,  arrangement,  adjustment or composition under any other similar  applicable  federal law, or shall consent to the filing of any such  petition, answer  or  consent;  or the  Seller,  ITEC,  NIC or NFC shall  appoint,  or  consent  to the appointment of a custodian,  receiver, liquidator,  trustee, assignee,  sequestrator or other similar  official  in  bankruptcy  or  insolvency  of it or of any  substantial  part  of its property;  or the  Seller,  ITEC,  NIC or NFC shall  make an  assignment  for the  benefit of creditors, or shall admit in writing its inability to pay its debts  generally as they become
        due;                                                                                                       NO

(D)     any order for relief  against any of the Seller,  ITEC, NIC or NFC shall have been entered by a court  having  jurisdiction  in the  premises  under any chapter of the federal  bankruptcy laws, and such order shall have continued  undischarged or unstayed for a period of 120 days;
        or a decree or order by a court having  jurisdiction  in the premises shall have been entered approving as properly filed a petition seeking reorganization,  arrangement,  adjustment,  or composition of the Seller,  ITEC, NIC or NFC under any other similar  applicable federal law, and such decree or order shall have  continued  undischarged  or unstayed for a period of 120 days;  or a  decree  or  order  of a  court  having  jurisdiction  in the  premises  for  the appointment of a custodian,  receiver, liquidator,  trustee, assignee,  sequestrator or other similar  official  in  bankruptcy  or  insolvency  of  the  Seller,  ITEC,  NIC or NFC of any substantial  part of their  property,  or for the winding up or liquidation of their affairs, shall have been entered,  and such decree or order shall have remained in force  undischarged
        or unstayed for a period of 120 days;                                                                      NO

(E)     the Seller shall become legally unable for any reason to transfer  Dealer Notes to the Master
        Trust in  accordance  with the  provisions  of the Pooling and Servicing  Agreement;                       NO

(F)     on any Transfer  Date, after  giving  effect  to  allocations  to be  made on  that  Transfer
        Date (including  payments to be made on the related Payment  Date),  the Series 2005-1 Target
        Overcollateralization  Amount exceeds the Series 2005-1  Overcollateralization Amount by more than the Series 2005-1  Overcollateralization  Amount Shortfall Trigger;  provided,  however, that if such shortfall was caused by an Excess Cash Collateral  Event,  the Seller shall have a six month period  during which an Early  Redemption  Event shall not occur if the foregoing condition is satisfied by  calculating  the Series 2005-1  Nominal  Liquidation  Amount after subtracting the amount on deposit in the Series 2005-1  Principal  Funding Account in respect
        of the Series 2005-1 Notes;                                                                               NO

(G)     any Servicer Termination Event shall occur (i) which would have a material adverse effect on the Series 2005-1 Noteholders and (ii) for which the Servicer has received a notice of
        termination;                                                                                              NO

(H)     on any  Determination  Date,  as of the last day of the  preceding  Due Period, the aggregate principal  balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the  aggregate  principal  balance of Dealer Notes held by the Master Trust on that last day;  Aggregate  Principal  Dealer Note Balance which was advanced against Financed
        Vehicles  which are Used  Vehicles  exceeds  25% of the aggregate  Principal  Balance  of all
        Dealer Notes?                                                                                             NO
                      Used Financed Vehicle Ratio:        4.83%

(I)     on any  Determination  Date,  the  quotient  of (i) the product of (a) the sum of Dealer Note
        Collections for each of the related Due Period and the two immediately  preceding Due Periods and (b) four,  divided by (ii) the daily average principal amount of Dealer Notes outstanding during such Due Periods ("Turnover") is less than 1.7;

                      Turnover Ratio less than 1.7?                                                               NO
                      Turnover Ratio:       4.45

(J)     the  Series  2005-1  Outstanding  Principal  Amount is not repaid by the  Expected  Principal
        Payment Date;                                                                                             NO

(K)     the Issuer becomes an "investment  company" within the meaning of the Investment  Company Act
        of 1940, as amended, and is not exempt from compliance with that Act;                                     NO

(L)     the occurrence of an Event of Default under the Indenture;                                                NO

(M)     the  delivery by the Seller to the Master Trust  Trustee of a notice  stating that the Seller shall no longer  continue to sell Dealer  Notes to the Master  Trust  commencing  on the date
        specified in such notice;                                                                                 NO

(N)     the Average Coverage  Differential  shall be equal to or less than negative two percent (-2%)
        on each of three consecutive  Determination  Dates;  Average Coverage  Differential  shall be equal  to  or  less  than  negative  Two  percent  (-2.00%)  on  each  of  three  consecutive
        Determination Dates?                                                                                      NO

                      2 Months Past:    3.87%
                      1 Month Past:     3.18%
                      Current Month:    3.56%

(O)     on any Determination  Date, the quotient of (i) the sum of Dealer Note Losses for each of the related  Due  Period  and the five  immediately  preceding  Due  Periods  and (ii) the sum of
        Principal  Collections for each of the related Due Period and the five immediately  preceding
        Due Periods,  is greater than or equal to one percent  (1%);  Dealer Note Loss Ratio  greater
        than or equal to one percent (1.00%)?                                                                     NO

                      Dealer Note Loss Ratio:      0.00%

(P)     at the end of any Due Period,  the Seller's Invested Amount is reduced to an amount less than the Minimum Seller's  Invested Amount and the Seller has failed to assign  additional  Dealer
        Notes to the Master Trust or deposit cash into the Excess Funding Account,  the Series 2005-1
        Principal  Funding Account or any other  principal  funding account with respect to any other series in the amount of such  deficiency  within ten Business Days  following the end of such
        Due  Period;  provided,  however,  that if such  deficiency  was  caused  by an  Excess  Cash
        Collateral  Event,  the Seller shall have a six month period during which an Early Redemption
        Event shall not occur if the  foregoing  condition  is satisfied  by  calculating  the Series
        2005-1  Nominal  Liquidation  Amount  after  subtracting  the amount on deposit in the Series
        2005-1 Principal Funding Account in respect of the Series 2005-1 Notes; and                               NO

(Q)     failure on the part of ITEC to make a deposit in the  Interest  Deposit  Account  required by the terms of the Interest  Deposit  Agreement on or before the date  occurring  five Business
        Days after the date such  deposit is required by the  Interest  Deposit  Agreement to be made
                                                                                                                  NO

In the case of any event described in clauses (A), (B) or (G) above, an Early  Redemption  Event with respect to Series 2005-1 Notes shall be deemed to have occurred only if, after the  applicable  grace period  described  in  those  clauses,  if  any,  either  the  Indenture  Trustee  or  Series  2005-1
Noteholders  holding Series 2005-1 Notes  evidencing  more than 50% of the Series 2005-1  Outstanding
Principal  Amount by written  notice to the Seller,  the  Servicer,  the Master Trust Trustee and, if
given by Series 2005-1  Noteholders,  the Indenture  Trustee,  declare that an Early Redemption Event has occurred as of the date of that notice.  In the case of any Early  Redemption  Event that is also an Early  Amortization  Event as described in the Series  Supplement or any event other than clauses
(A), (B) or (G) described  above, an Early  Redemption  Event with respect to the Series 2005-1 Notes shall be deemed to have  occurred  without  any notice or other  action on the part of the  Indenture
Trustee or the Series 2005-1 Noteholders immediately upon the occurrence of that event.

====================================================================================================================================

                                                            Exhibit 20.4
                                                Navistar Financial Dealer Note Master Trust
                                                             Series Data
                                                for the October 25, 2005 Distribution Date

                                                                                 Series
                                                             1998-1              2003-1              2004-1

 1. Aggregate amount of Collections                       89,172,448.18       89,203,330.68      178,406,661.37
    Aggregate amount of Interest Collections               1,478,495.50        1,479,007.53        2,958,015.07
    Aggregate amount of Principal Collections             87,693,952.68       87,724,323.15      175,448,646.30
    Allocation From / (To) Other Series                            0.00                0.00                0.00

 2. Series Allocation Percentage                            18.1783842%         18.1846798%         36.3693596%
    Floating Allocation Percentage                               84.31%              89.34%              89.34%
    Principal Allocation Percentage *                             0.00%               0.00%              89.34%

 3. Total amount Distributed                                 642,582.00          713,745.81        1,370,136.05

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                               0.00                0.00                0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                   642,582.00          713,745.81        1,370,136.05

 6. Gross Dealer Note Losses                                       0.00                0.00                0.00

 7. Recoveries on Dealer Note Losses                               0.00                0.00                0.00

 8. Amount of Series allocable Dealer Note Losses/(Recoveries)     0.00                0.00                0.00
    - Investor portion of Dealer Note Losses/(Recoveries)          0.00                0.00                0.00
    - Seller portion of Dealer Note Losses/(Recoveries)            0.00                0.00                0.00

 9. Draw Amount                                                    0.00                0.00                0.00

10. Investor Charge Offs                                           0.00                0.00                0.00

11. Reimbursement of Investor Charge Offs                          0.00                0.00                0.00

12. Monthly Servicing Fee
    - Series Allocation  -  Servicing Fee                    187,909.05          187,974.13          375,948.25
    - Investor Servicing Fee                                 158,426.12          167,936.09          335,872.17
    - Seller Servicing Fee                                    29,482.93           20,038.04           40,076.08

13. Controlled Amortization Amount                                 0.00                0.00                0.00

14. Invested Amount prior to Distribution Date           200,000,000.00      212,000,000.00      424,000,000.00
    Invested Amount after Distribution Date              200,000,000.00      212,000,000.00      424,000,000.00

15. Invested Amount                                      200,000,000.00      212,000,000.00      424,000,000.00
    Available Subordinated Amt/Overcollateralization Amt  31,000,000.00       19,080,000.00       38,160,000.00
    Negative Carry Subordinated Amount                               NA                  NA                  NA
    Other                                                             0                   0                   0
    Adjusted Invested Amount                             231,000,000.00      231,080,000.00      462,160,000.00

    Required Excess Seller's Interest **                   6,000,000.00        6,360,000.00       12,720,000.00

16. Beginning Spread Account Balance                       2,500,000.00        2,650,000.00        5,300,000.00
        Withdrawals from Spread Account: (-) Interest         (6,457.24)          (6,844.65)         (17,569.69)
        Deposits to Spread Account: (+) Interest               6,457.24            6,844.65           17,569.69
    Spread Account balance as of the close of
    business on the Distribution date                      2,500,000.00        2,650,000.00        5,300,000.00

17. Series Principal Account Balance as of the end of Due Period   0.00                0.00                0.00

18. Delinquency on Serviced Portfolio
                                 30 - 59 Days
                                 60 - 89 Days
                                    90+  Days

19. Master Trust Receivables Balance

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

------------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.4 (Con't)
                                             Navistar Financial Dealer Note Master Trust
                                                           Series Data
                                             for the October 25, 2005 Distribution Date

                                                             2000-VFC-KHFC    2000-VFC-Liberty      Total
                                                                               Street Funding
 1. Aggregate amount of Collections                            66,879,336.38    66,879,336.38   490,541,112.98
    Aggregate amount of Interest Collections                    1,108,871.63     1,108,871.63     8,133,261.35
    Aggregate amount of Principal Collections                  65,770,464.75    65,770,464.75   482,407,851.63
    Allocation From / (To) Other Series                                 0.00             0.00             0.00

 2. Series Allocation Percentage                                 13.6337882%      13.6337882%        100.0000%
    Floating Allocation Percentage                                    84.31%           84.31%              N/A
    Principal Allocation Percentage *                                  0.00%            0.00%              N/A

 3. Total amount Distributed                                      404,386.66       403,572.60     3,534,423.12

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                                    0.00             0.00             0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                        404,386.66       403,572.60     3,534,423.12

 6. Gross Dealer Note Losses                                            0.00             0.00             0.00

 7. Recoveries on Dealer Note Losses                                    0.00             0.00             0.00

 8. Amount of Series allocable Dealer Note Losses/(Recoveries)          0.00             0.00             0.00
    - Investor portion of Dealer Note Losses/(Recoveries)               0.00             0.00             0.00
    - Seller portion of Dealer Note Losses/(Recoveries)                 0.00             0.00             0.00

 9. Draw Amount                                                         0.00             0.00             0.00

10. Investor Charge Offs                                                0.00             0.00             0.00

11. Reimbursement of Investor Charge Offs                               0.00             0.00             0.00

12. Monthly Servicing Fee
    - Series Allocation  -  Servicing Fee                         140,931.79       140,931.79     1,033,695.01
    - Investor Servicing Fee                                      118,819.59       118,819.59       899,873.56
    - Seller Servicing Fee                                         22,112.20        22,112.20       133,821.45

13. Controlled Amortization Amount                                      0.00             0.00             0.00

14. Invested Amount prior to Distribution Date                150,000,000.00   150,000,000.00 1,136,000,000.00
    Invested Amount after Distribution Date                   150,000,000.00   150,000,000.00 1,136,000,000.00

15. Invested Amount                                           150,000,000.00   150,000,000.00 1,136,000,000.00
    Available Subordinated Amt/Overcollateralization Amt       23,250,000.00    23,250,000.00   134,740,000.00
    Negative Carry Subordinated Amount                                    NA               NA             0.00
    Other                                                                  0                0             0.00
    Adjusted Invested Amount                                  173,250,000.00   173,250,000.00 1,270,740,000.00

    Required Excess Seller's Interest **                        4,500,000.00     4,500,000.00    34,080,000.00

16. Beginning Spread Account Balance                            1,875,000.00     1,875,000.00    14,200,000.00
        Withdrawals from Spread Account: (-) Interest              (4,192.89)       (4,192.89)      (39,257.35)
        Deposits to Spread Account: (+) Interest                    4,192.89         4,192.89        39,257.35
    Spread Account balance as of the close of
    business on the Distribution date                           1,875,000.00     1,875,000.00    14,200,000.00

17. Series Principal Account Balance as of the end of Due Period        0.00             0.00             0.00

18. Delinquency on Serviced Portfolio
                                          30 - 59 Days                                                 0.0121%
                                          60 - 89 Days                                                 0.0095%
                                             90+  Days                                                 0.0683%

19. Master Trust Receivables Balance                                                         $1,240,433,994.83

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

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